UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2006

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
270 Park Avenue, New York, NY	10017
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Registrant held its Annual Meeting of shareholders on Tuesday, May 16, 2006. A total of 2,999,432,336 shares were represented in person or by proxy, or 86.27% of the total shares outstanding. The results of shareholder voting on the thirteen proposals presented were as follows:

MANAGEMENT PROPOSALS:

Proposal 1- Shareholders elected the 14 Director nominees named in the Proxy Statement:

Name	For	Withheld
John H. Biggs	2,943,318,653	56,112,621
Stephen B. Burke	2,917,950,129	81,481,144
James S. Crown	2,917,987,640	81,443,634
James Dimon	2,920,586,496	78,844,778
Ellen V. Futter	2,928,856,529	70,574,745
William H. Gray, III	2,882,040,252	117,391,022
William B. Harrison, Jr.	2,913,479,308	85,951,966
Laban P. Jackson, Jr.	2,911,100,353	88,330,921
John W. Kessler	2,913,548,591	85,882,683
Robert I. Lipp	2,916,479,027	82,952,247
Richard A. Manoogian	2,906,415,122	93,016,152
David C. Novak	2,866,263,318	133,167,956
Lee R. Raymond	2,895,164,036	104,267,238
William C. Weldon	2,940,191,448	59,239,826

There were no broker non-votes.

Proposal 2 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2006:

For	Against	Abstain
2,923,459,140	48,531,932	27,441,264
97.47 % of voted	1.62% of voted	0.91%f voted
98.37% of votes for and against	1.63% of votes for and against

There were no broker non-votes.

SHAREHOLDER PROPOSALS:

Proposal 3 - Shareholders did not approve the proposal on stock options:

For	Against	Abstain
95,422,307	2,339,765,692	41,554,143
3.85% of voted	94.47% of voted	1.68% of voted
3.92% of votes for and against	96.08% of votes for and against

There were 522,690,194 broker non-votes.

Proposal 4 - Shareholders approved the proposal on performance-based restricted stock

For	Against	Abstain
1,300,589,447	1,135,333,035	40,807,294
52.51% of voted	45.84% of voted	1.65% of voted
53.39% of votes for and against	46.61% of votes for and against

There were 522,702,560 broker non-votes.

Proposal 5 - Shareholders did not approve the proposal on separation of Chairman and CEO:

For	Against	Abstain
939,859,280	1,499,577,559	37,292,939
37.95% of voted	60.55% of voted	1.50% of voted
38.53% of votes for and against	61.47% of votes for and against

There were 522,702,558 broker non-votes.

Proposal 6 - Shareholders did not approve the proposal on sexual orientation:

For	Against	Abstain
42,393,617	2,286,789,588	147,559,863
1.71% of voted	92.33% of voted	5.96% of voted
1.82% of votes for and against	98.18% of votes for and against

There were 522,689,268 broker non-votes.

Proposal 7 - Shareholders approved the proposal on special shareholder meetings:

For	Against	Abstain
1,587,130,893	849,150,260	40,455,273
64.08% of voted	34.28% of voted	1.64% of voted
65.15% of votes for and against	34.85% of votes for and against

There were 522,695,910 broker non-votes.

Proposal 8- Shareholders did not approve the proposal on lobbying priorities report:

For	Against	Abstain
598,506,528	1,603,708,628	274,527,635
24.17% of voted	64.75% of voted	11.08% of voted
27.18% of votes for and against	72.82% of votes for and against

There were 522,689,545 broker non-votes.

Proposal 9 - Shareholders did not approve the proposal on political contributions report:

For	Against	Abstain
638,158,626	1,568,100,324	270,465,733
25.77% of voted	63.31% of voted	10.92% of voted
28.92% of votes for and against	71.08% of votes for and against

There were 522,707,653 broker non-votes.

Proposal 10 - Shareholders did not approve the proposal on poison pill:

For	Against	Abstain
431,681,506	2,004,161,372	40,902,938
17.43% of voted	80.92% of voted	1.65% of voted
17.72% of votes for and against	82.28% of votes for and against

There were 522,686,520 broker non-votes.

Proposal 11 - Shareholders did not approve the proposal on cumulative voting:

For	Against	Abstain
1,088,459,646	1,281,677,853	106,594,114
43.95% of voted	51.75% of voted	4.30% of voted
45.92% of votes for and against	54.08% of votes for and against

There were 522,700,723 broker non-votes.

Proposal 12 - Shareholders did not approve the proposal on bonus recoupment:

For	Against	Abstain
546,303,134	1,858,112,390	72,308,984
22.06% of voted	75.02% of voted	2.92% of voted
22.72% of votes for and against	77.28% of votes for and against

There were 522,707,828 broker non-votes.

Proposal 13 - Shareholders did not approve the proposal on overcommitted directors:

For	Against	Abstain
131,159,761	2,292,993,843	52,588,087
5.30% of voted	92.58% of voted	2.12% of voted
5.41% of votes for and against	94.59% of votes for and against

There were 522,690,645 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
By:	/s/ Anthony J. Horan
Name: Title:	Anthony J. Horan Corporate Secretary

Date: May 18, 2006